EMPLOYMENT AGREEMENT
                              --------------------


     This EMPLOYMENT AGREEMENT ("Agreement") is executed as of the 15th day of November, 2004 ("Effective Date") between PETROSEARCH ENERGY CORPORATION, a Nevada corporation ("Company") and RICHARD D. DOLE ("Dole").

                                    RECITALS:

     A. Company has been capitalized under the laws of the State of Nevada in order to acquire and develop key oil and gas development prospects across the United States as the successor by merger to Petrosearch Corporation, a Texas corporation.

     B. Company desires to engage the services of Dole as an executive officer of the Company.

                              TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of the mutual covenants contained herein, Company and Dole agree as follows:

     1.     ENGAGEMENT/TERM.       Company  shall employ Dole as Chairman of the
            ---------------
Board, President and Chief Executive Officer for a period of two (2) years from the Effective Date, subject to the termination provisions herein (the "Term"), and Dole hereby agrees to be engaged by Company for the Term in such capacity. This Agreement shall be automatically renewed for additional one (1) year periods unless either party elects to send written notice of termination of this Agreement to the other party at least thirty (30) days prior to the expiration of the then pending term.

     2.     NON-EXCLUSIVE/OTHER  ENGAGEMENTS  BY  DOLE.       Company  and  Dole
            ------------------------------------------
hereby stipulate that this Agreement is non-exclusive as to Dole and Dole shall not be prevented or in any way restricted from entering into contemporaneous consulting/employment relationships with third parties so long as the third party is not in competition with Company, but Dole shall dedicate a minimum of forty (40) hours per week to the tasks associated with the executive positions assumed under this Agreement.

     3.     COMPENSATION.       Dole  shall  be  compensated for his services as
            ------------
follows:

          a. As compensation for all services rendered by Dole in performance of his duties or obligations under this Agreement, Company shall pay Dole a base salary (the "Base Salary") of FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00) monthly, in monthly installments, during the term of this Agreement, which compensation may, at Dole's election, be made payable to his personal business entity and which compensation may be increased from time to time in the discretion of the Board of Directors.


EMPLOYMENT AGREEMENT                                                      Page 1

          b.     In  addition  to  receiving  the  Base  Salary  provided for in
Section 3.a., Dole shall be entitled to receive such other and additional bonuses from time to time as are authorized by the Board of Directors of Company in its sole discretion.

          c. Dole shall be reimbursed, upon submission of receipts, for any and all Company related travel away from Houston, Texas, including coach airfare, hotel and meals (subject to the expenditure limitations imposed by Company).

          d. Dole shall be promptly reimbursed for all other reasonable out-of-pocket expenses incurred on behalf of Company which are properly documented to Company; including, long distance telephone charges on telephones other than Company's office phones.

          e. Beginning with the Effective Date, Dole shall be entitled during the Term, upon satisfaction of all eligibility requirements, to participate in all health, dental, disability, life insurance, profit or royalty participation plans, stock option plans, retirement plans, and and other benefit programs now or hereafter established by Company, including the Petrosearch Energy Corporation Pool of Capital Royalty Participation Plan, and shall receive such other benefits as may be approved from time to time by the Board of Directors.

          f. Dole shall as of the Effective Date above be granted warrants to purchase THREE MILLION SIX HUNDRED THIRTY SEVEN THOUSAND SEVEN HUNDRED THIRTY EIGHT (3,637,738) shares of Common Stock, par value $.001, of Company for a purchase price of $1.95 per share, subject to cashless exercise at Dole's election so long as Dole resorts to cashless exercise through Company's designated broker in its Warrant Exercise Policy on file at the Company's offices. The warrants shall be exercisable by Dole, subject to the following provisions, on or before the date that is four (4) years following the warrants' issue date; provided, however, that such warrants shall: (i) be exercisable immediately only as to one half (1/2) of the available Common shares, (ii) be exercisable as to any remaining available shares one day after the one (1) year anniversary of the warrant conditioned upon Dole occupying the position described in paragraph 1 above on such date; and (iii) be 100% exercisable immediately upon a change of control (as defined in the Securities Exchange Act of 1934, as amended) or termination of this Agreement by the Company without "cause" or by Dole for "good reason", each as defined below.

All amounts paid to Dole hereunder shall be subject to applicable employee related taxes and withholdings.

     4.     LIMITED  INDEMNITY  FOR  LEGISLATIVE  CHANGES.  Company  and  Dole
            ---------------------------------------------
acknowledge and agree that Dole has agreed to accept stock warrant-based compensation to assist Company in its working capital position despite pending proposed legislative enactments which create uncertainty regarding future taxation of such warrant-based compensation. In order to induce Dole to accept such warrant-based compensation and the risks associated with future market conditions and legislative changes affecting future taxation, Company hereby agrees to indemnify and hold Dole harmless for damages suffered in the form of taxes and penalties directly incurred by Dole due to legislative or regulatory enactment or Internal Revenue Service policy which results in the taxation of the Dole warrants effective upon grant of the warrants and/or results in


EMPLOYMENT AGREEMENT                                                      Page 2
taxation of the Dole warrants effective upon cashless exercise of the Dole warrants, if exercised.

     5.     DUTIES  AND  OBLIGATIONS.       Dole  shall  perform such duties and
            ------------------------
tasks pertaining to Dole's expertise as Company shall from time to time reasonably determine and specify as well as those duties and tasks customarily attributable to the assignment assumed as described in paragraph 1 above. Dole shall set his own work hours and shall be entitled to perform his services, in his discretion, at locations other than Company's principal offices. Dole hereby covenants and agrees to perform the services for which he is hereby retained in good faith and with reasonable diligence in light of attendant circumstances.

     6.     TERMINATION  FOR CAUSE BY COMPANY.  This Agreement may be terminated
            ----------------------------------
for "cause" by Company. For purposes hereof, "cause" shall mean any of the following events:

          a. Any embezzlement or wrongful diversion of funds of Company or any affiliate of Company by Dole;

          b.     Gross  malfeasance  by  Dole  in  the  conduct  of  his duties;

          c. Material breach of this Agreement that remains uncured for a period of at least thirty (30) days following written notice from Company to Dole of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach; or

          d. Conviction or the entry of a plea of nolo contendere or equivalent plea of a felony in a court of competent jurisdiction, or any other crime or offense involving moral turpitude.

     7.     TERMINATION FOR  GOOD  REASON  BY  DOLE.  This  Agreement  may  be
            ---------------------------------------
terminated for "good reason" by Dole. For purposes hereof, "good reason" shall mean any of the following events:

          a. The failure of Dole to be appointed or reappointed to, or his removal without cause, from the offices of Chairman of the Board, President and/or Chief Executive Officer of Company;

          b. A material change by Company of Dole's function, duties or responsibilities that would cause his position with the Company to become of less dignity, responsibility, importance or scope (in a material regard) from the position and attributes thereof described herein, and provided that such change has remained uncured for a period of at least thirty (30) days following written notice from Dole describing in reasonable detail the nature of such alleged change; or

          c. Any other material breach of this Agreement by the Company that remains uncured for a period of at least thirty (30) days following written notice from Dole to Company of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach.

          d. Upon a change of control (as defined in the Securities Exchange Act of


EMPLOYMENT AGREEMENT                                                      Page 3

1934,  as  amended)  of  the  Company.

     8.     EFFECT  OF  TERMINATION WITHOUT CAUSE BY COMPANY OR WITH GOOD REASON
            --------------------------------------------------------------------
BY  DOLE.  In  the  event  that  this  Agreement  is  terminated  by  Company
--------
without "cause" or by Dole with "good reason" and other than by the mutual agreement of the parties or the election not to renew the initial Term or any renewal Term, Dole's sole remedy shall be limited to recovery by Dole from Company of the compensation and continuation of the benefits described above for the portion of the Term then remaining on the date of termination, but no less than 12 months. For purposes of determining whether "vesting" has occurred under the warrant described in paragraph 3.f. above or any existing benefit plan in which Dole is a participant in calculating such compensation, a termination without cause or for good reason shall result in an acceleration of the vesting conditions such that the benefits shall be deemed fully vested as of the date of termination.

     9.     TIME  OF  ESSENCE,  ATTORNEYS  FEES.  Time  is  of  the essence with
            -----------------------------------
respect to this Agreement and same shall be capable of specific performance without prejudice to any other rights or remedies under law. If either party seeks to enforce, in law or in equity (including any arbitration proceeding), any provision contained herein, then the prevailing party in such proceeding shall be entitled to attorneys fees, interest and all such other disbursements and relief provided under law, but shall not be entitled to punitive or exemplary damages of any kind.

     10.     MODIFICATION  OR AMENDMENT.  The parties hereto may modify or amend
             --------------------------
this Agreement only by written agreement executed and delivered by the respective parties.

     11.     BINDING  ON  HEIRS AND ASSIGNS.       This Agreement shall inure to
             ------------------------------
and be binding upon the undersigned and their respective heirs, representatives, successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

     12.     COUNTERPARTS.  For  the  convenience  of  the  parties hereto, this
             ------------
Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     13.     NO  WAIVERS.  No  waiver  of  or  failure  to  act  upon any of the
             -----------
provisions of this Agreement or any right or remedy arising under this Agreement shall be deemed or shall constitute a waiver of any other provisions, rights or remedies (whether similar or dissimilar).

     14.     GOVERNING  LAW.  THIS  AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
             --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE PERFORMABLE IN HARRIS COUNTY, TEXAS EXCEPT TO THE EXTENT THAT NEVADA CORPORATE LAW CONTROLS THE MATTERS PERTAINING TO SECURITIES ISSUANCE AND CORPORATE GOVERNANCE BY OFFICERS AND DIRECTORS.

     15.     NOTICES.     Any  notice, request, instruction or other document to
             -------
be given hereunder by any party to the other shall be in writing (by FAX, mail, telegram or courier) and


EMPLOYMENT AGREEMENT                                                      Page 4
delivered  to  the  parties  as  follows:

If  to  Company:          David  J.  Collins
                          4801  Woodway  Drive,  Suite  300E
                          Houston,  Texas  77056
                          FAX:  832-553-7441

If  to  Dole:             Mr.  Richard  Dole
                          FAX:  ______________

     16.     ENTIRE  CONTRACT/NO  THIRD  PARTY  BENEFICIARIES.  This  Agreement
             ------------------------------------------------
constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto. There are no third party beneficiaries of this Agreement.

     17.     CAPTIONS  FOR CONVENIENCE.  All captions herein are for convenience
             -------------------------
or reference only and do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     18.     SEVERABILITY.  In  case any one or more of the provisions contained
             ------------
in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or enforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or enforceable provision had never been contained herein.

     19.     BINDING  ARBITRATION.  ANY  CONTROVERSY  OR CLAIM ARISING OUT OF OR
             --------------------
RELATING TO THIS AGREEMENT, OR THE BREACH THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION CONDUCTED IN HOUSTON, TEXAS, IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES ("RULES") OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CONTROVERSY OR CLAIM ARISES, BUT SAID ARBITRATION NEED NOT BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR, WHICH SHALL BE AGREED UPON BY THE PARTIES, SHALL HAVE JURISDICTION TO DETERMINE ANY SUCH CLAIM AND MAY GRANT ANY RELIEF AUTHORIZED BY LAW FOR SUCH CLAIM EXCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES. ANY SUCH ARBITRATION SHALL BE CONCLUDED WITHIN 120 DAYS OF INITIATION OF THE ARBITRATION. IN ANY ARBITRATION UNDER THIS PARAGRAPH, ANY AND ALL RULES OF DISCOVERY SET FORTH IN THE TEXAS RULES OF CIVIL PROCEDURE SHALL BE APPLICABLE. EACH PARTY TO THE ARBITRATION SHALL BEAR THE INITIAL FILING FEES AND CHARGES EQUALLY, PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD REIMBURSEMENT OF ALL SUCH COSTS AND FEES TO THE PREVAILING PARTY AS A PART OF ITS


EMPLOYMENT AGREEMENT                                                      Page 5

AWARD. THIS PARAGRAPH SHALL LIKEWISE BE SPECIFICALLY ENFORCEABLE IN A COURT OF COMPETENT JURISDICTION SHOULD THE PARTY NOT DEMANDING ARBITRATION REFUSE TO PARTICIPATE IN OR COOPERATE WITH THE ARBITRATION PROCESS.

     EXECUTED  by  the  undersigned  as  of  the Effective Date set forth above.

SIGNATURES APPEAR ON FOLLOWING PAGE


EMPLOYMENT AGREEMENT                                                      Page 6

                         PETROSEARCH  ENERGY  CORPORATION


                         By:  /s/  David J. Collins
                            ----------------------------------------------------
                                David J. Collins, Vice President and CFO



                         /s/  RICHARD D. DOLE
                         -------------------------------------------------------
                         RICHARD D. DOLE


EMPLOYMENT AGREEMENT                                                      Page 7

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

     This Amendment to Employment Agreement is made effective as of May 18, 2005, between PETROSEARCH ENERGY CORPORATION, A NEVADA CORPORATION ("Company"), and RICHARD D. DOLE ("Employee").

                                    RECITALS:

     A. On November 15, 2004, Company and Employee entered into an Employment Agreement covering the 2-year term of office of Employee as Chairman of the Board, President and Chief Executive Officer.

     B. Company and Employee desire to amend the Employment Agreement to address severance pay upon a change of control or upon Employee's disability.

                               TERMS OF AMENDMENT:

     NOW THEREFORE, for valuable consideration the parties agree as follows:

     1.     RATIFICATION  OF  AGREEMENT.  Except  as  modified  hereby,  the
            ---------------------------
Employment  Agreement  is  ratified  by  the  undersigned  parties.

     2.     AMENDED  TERMS.  The  Employment  Agreement  is  amended as follows:
            --------------

          a)     At  Section  3,  add  the  following  subparagraph:

     "g.  DEATH  OR  DISABILITY.  Upon the death or disability of the Dole, this
          ----------------------
     Agreement will automatically terminate, and the Dole, or his heirs will be entitled to six (6) months of compensation as listed above. All of the Employee's outstanding warrants shall vest immediately upon death or disability, and will become exercisable upon the date of death or disability, and shall remain outstanding and exercisable per the terms of the warrant agreement."

          b) At Section 4, delete the following language at the end of the Section and add a period: "and/or results in taxation of the Dole warrants effective upon cashless exercise of the Dole warrants, if exercised."

          c)     The following is inserted as new subparagraph (d) to Section 7:


     "d. A change of control (as defined below) if within forty five (45) days following the change of control Dole is not offered the renewal of employment for at least one (1) year beyond the then pending employment term at the identical monthly salary, position and responsibilities in effect at the time of the change of control; provided, however, that such offer need not include a new change of control provision covering subsequent changes of control. The identical monthly salary, job title and responsibilities, without required geographical relocation (unless consented to by Dole), shall be the only criteria for determining if the offer complies with this section. A "Change in Control" shall mean the occurrence during the Term of any of the following events WHICH IS COUPLED WITH A CHANGE IN THE MAJORITY OF BOARD POSITIONS ON THE
     BOARD OF DIRECTORS: (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 40% or more of the combined voting power of the Company's then outstanding Voting Securities; provided however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control" Acquisition, (ii) the sale or other disposition of all or substantially all of the business or assets of the Company to any person (other than a transfer to a Subsidiary); or (iii) a merger, consolidation or reorganization involving the Company (other than with a Subsidiary)."

          d)     At  Section  8,  line 3, after the words "good reason", insert:
     "under  Sections  7a,  7b  or  7c  above,"

          e) At Section 8, at the end of the first sentence after the words "but not less than 12 months." insert the following:

     "In the event that this Agreement is terminated by Dole for the reasons described in paragraph 8d above (i.e. a "change in control" which
                                                ---
     is  not  accompanied  by  an  appropriate  employment offer as described in
         ---
     paragraph 8d above), then Dole shall be entitled to severance benefits equal to Dole's salary and existing benefits for a period equal to the full term of the then existing employment agreement irrespective of the time remaining under that written agreement (e.g. if Dole is then under a
                                                  ---
     written 2-year agreement, the severance pay shall be 2 years, irrespective of the time remaining under the 2-year agreement). If the change of control occurs during the period after the expiration of a written employment agreement but before renewal, the severance payable shall be salary and existing benefits equal to a 12-month period. For purposes of determining whether "vesting" has occurred under the warrant described in paragraph 3.f. above or any existing benefit plan in which Dole is a participant in calculating such compensation, a termination without cause or for good reason shall result in an acceleration of the vesting conditions such that the benefits shall be deemed fully vested as of the date of termination. The severance pay provided for in this Agreement shall be in lieu of any other severance or termination pay to which Dole may be entitled under any Company severance or termination plan, program, practice or arrangement. Dole's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect."

     3.     BINDING  ON  HEIRS,  SUCCESSORS  AND  ASSIGNS.  This Amendment shall
            ---------------------------------------------
inure to and be binding upon the undersigned and their heirs, representatives, successors and assigns.

     EXECUTED  as  of  the  Effective  Date  above.

                                        PETROSEARCH ENERGY
                                        CORPORATION, A NEVADA CORPORATION


                                        By:  /s/  David  Collins
                                           ---------------------------------
                                             David  Collins,  V.P./C.F.O.



                                        /s/  RICHARD  D.  DOLE
                                        ------------------------------------
                                        RICHARD  D.  DOLE